Exhibit No. 10.7

AMENDMENT NO. 1 EMPLOYMENT AGREEMENT

This Amendment to the Employment Agreement, (this “Amendment”) is made and entered into as of the 1st day of November 2023 (the “Amendment Effective Date”), by and between Safe Pro Group Inc., a Delaware corporation (the “Corporation”), and Theresa Carlise (the “Employee”).

RECITALS

WHEREAS, the Corporation and Employee entered into an employment agreement dated June 22, 2023 (“Employment Agreement”); and

WHEREAS, the Corporation and Employee desire to enter into this Amendment No. 1 to modify certain terms of the Employment Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

1. Amendment. Section 4(a)(i) and Section 4(a)(ii) of the Employment Agreement is hereby amended to read as follows:

“(i) $10,000 per month from the Execution Date and for a period of six months (the “Initial Payment Period”), which shall accrue monthly and be payable upon listing on Nasdaq or other National Market System exchange, whichever is earlier”.

(ii) $10,000 per month beginning the earlier of January 22, 2024 or at such time after the effective date hereof that the Company has raised at least $750,000 (the “Second Payment Period”), be payable semi- monthly less applicable taxes on the Company’s regular payroll processing schedule.”

2. Other Terms Unchanged. The Employment Agreement, as amended by this Amendment, remains and continues in full force and effect, constitutes legal, valid, and binding obligations of each of the parties, and is in all respects agreed to, ratified, and confirmed.

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

SAFE PRO GROUP INC.

By:	/s/ Dan Erdberg
Name:	Dan Erdberg
Title:	Chief Executive Officer

EMPLOYEE

By:	/s/ Theresa Carlise
Name:	Theresa Carlise